Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2018					2017					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year

Sales	$10,037	$10,465	$10,794	$10,998	$42,294	$9,434	$9,930	$10,325	$10,433	$40,122	5%	5%

Costs, Expenses and Other
Cost of sales	3,184	3,417	3,619	3,289	13,509	3,049	3,116	3,307	3,440	12,912	-4%	5%
Selling, general and administrative	2,508	2,508	2,443	2,643	10,102	2,472	2,500	2,459	2,643	10,074	—	—
Research and development	3,196	2,274	2,068	2,214	9,752	1,830	1,782	4,413	2,314	10,339	-4%	-6%
Restructuring costs	95	228	171	138	632	151	166	153	306	776	-55%	-19%
Other (income) expense, net	(291)	(48)	(172)	110	(402)	(71)	(73)	(207)	(149)	(500)	*	-20%
Income Before Taxes	1,345	2,086	2,665	2,604	8,701	2,003	2,439	200	1,879	6,521	39%	33%
Taxes on Income	604	370	707	826	2,508	447	488	251	2,917	4,103
Net Income (Loss)	741	1,716	1,958	1,778	6,193	1,556	1,951	(51)	(1,038)	2,418	*	*
Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	9	8	(49)	(27)	5	5	5	8	24
Net Income (Loss) Attributable to Merck & Co., Inc.	$736	$1,707	$1,950	$1,827	$6,220	$1,551	$1,946	$(56)	$(1,046)	$2,394	*	*
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.27	$0.63	$0.73	$0.69	$2.32	$0.56	$0.71	$(0.02)	$(0.39)	$0.87	*	*

Average Shares Outstanding Assuming Dilution (1)	2,710	2,696	2,678	2,634	2,679	2,766	2,752	2,727	2,715	2,748
Tax Rate	44.9%	17.8%	26.5%	31.7%	28.8%	22.3%	20.0%	125.5%	155.2%	62.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Cost of sales, Selling, general and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.

(1) No potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items	Adjustment Subtotal	Non-GAAP

Cost of sales	$3,440	737		17			754	$2,686
Selling, general and administrative	2,643	4		(1)			3	2,640
Research and development	2,314	221					221	2,093
Restructuring costs	306			306			306	—
Other (income) expense, net	(149)	1				(7)	(6)	(143)
Income Before Taxes	1,879	(963)		(322)		7	(1,278)	3,157
Income Tax Provision (Benefit)	2,917	(140	)(3)	(50	)(3)	2,623 (4)	2,433	484
Net (Loss) Income	(1,038)	(823)		(272)		(2,616)	(3,711)	2,673
Net (Loss) Income Attributable to Merck & Co., Inc.	(1,046)	(823)		(272)		(2,616)	(3,711)	2,665
(Loss) Earnings per Common Share Assuming Dilution	$(0.39)	(0.31)		(0.10)		(0.96)	(1.37)	$0.98

Tax Rate	155.2%							15.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $230 million of in-process research and development (IPR&D) impairment charges, partially offset by a reduction of expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect goodwill and intangible asset impairment charges related to a business in the Healthcare Services segment, largely offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Includes the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a $2.6 billion provisional charge related to the enactment of U.S. tax legislation.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)	Adjustment Subtotal	Non-GAAP

Cost of sales	$12,912	3,187		138			3,325	$9,587
Selling, general and administrative	10,074	44		2			46	10,028
Research and development	10,339	510		11		2,350	2,871	7,468
Restructuring costs	776			776			776	—
Other (income) expense, net	(500)	19				(16)	3	(503)
Income Before Taxes	6,521	(3,760)		(927)		(2,334)	(7,021)	13,542
Income Tax Provision (Benefit)	4,103	(604	)(4)	(182	)(4)	2,304 (5)	1,518	2,585
Net Income	2,418	(3,156)		(745)		(4,638)	(8,539)	10,957
Net Income Attributable to Merck & Co., Inc.	2,394	(3,156)		(745)		(4,638)	(8,539)	10,933
Earnings per Common Share Assuming Dilution	$0.87	(1.15)		(0.27)		(1.69)	(3.11)	$3.98

Tax Rate	62.9%							19.1%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect $3.1 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as intangible asset impairment charges of $134 million.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $483 million of in-process research and development (IPR&D) impairment charges, as well as $27 million of expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect goodwill and intangible asset impairment charges related to a business in the Healthcare Services segment, as well as expenses related to changes in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents a charge related to the formation of a collaboration with AstraZeneca PLC.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Includes the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Also includes a $2.6 billion provisional charge related to the enactment of U.S. tax legislation, as well as a $234 million net tax benefit related to the settlement of certain federal income tax issues and an $88 million tax benefit related to the settlement of a state income tax issue.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2018

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q 2018	4Q 2017	% Change	4Q 2018	4Q 2017	% Change	4Q 2018	4Q 2017	% Change
TOTAL SALES (1)	$10,998	$10,433	5	$4,787	$4,328	11	$6,211	$6,105	2
PHARMACEUTICAL	9,830	9,290	6	4,402	3,967	11	5,427	5,323	2
Oncology
Keytruda	2,151	1,297	66	1,243	787	58	907	510	78
Emend	126	143	-12	73	85	-14	53	58	-7
Temodar	56	73	-24	3	12	-72	52	62	-15
Alliance Revenue - Lenvima	71			46			25
Alliance Revenue - Lynparza	62	16	*	39			24	16	51
Vaccines (2)
Gardasil / Gardasil 9	835	633	32	450	370	22	384	262	47
ProQuad / M-M-R II / Varivax	455	403	13	333	316	5	122	88	39
Pneumovax 23	322	263	22	232	189	23	89	74	21
RotaTeq	188	160	17	112	104	7	76	56	35
Zostavax	54	121	-55	6	66	-90	48	55	-13
Hospital Acute Care
Bridion	256	209	23	114	76	49	142	132	7
Noxafil	191	179	7	96	89	8	95	90	6
Cubicin	80	92	-13	41	40	1	39	52	-25
Cancidas	69	95	-27	2	3	-33	67	92	-27
Invanz	59	157	-62	1	93	-99	58	64	-8
Primaxin	53	74	-28	1	3	-75	52	71	-26
Immunology
Simponi	220	217	1				220	217	1
Remicade	123	186	-34				123	186	- 34
Neuroscience
Belsomra	69	60	16	20	26	-23	49	33	47
Virology
Isentress / Isentress HD	280	308	-9	130	143	-9	150	165	-9
Zepatier	108	296	-64		88	-100	108	208	-48
Cardiovascular
Zetia	162	323	-50	11	54	-80	151	269	-44
Vytorin	83	186	-55	(1)	11	-109	84	176	-52
Atozet	89	54	64				89	54	64
Adempas	91	79	16				91	79	16
Diabetes (3)
Januvia	930	938	-1	503	508	-1	427	430	-1
Janumet	535	586	-9	185	223	-17	350	363	-4
Women’s Health
NuvaRing	216	188	15	171	139	23	45	49	-8
Implanon / Nexplanon	169	183	-8	120	129	-7	48	54	-11
Diversified Brands
Singulair	187	182	3	4	12	-65	183	170	8
Cozaar / Hyzaar	105	125	-16	4	3	24	101	121	-17
Nasonex	102	120	-15	15	37	-60	87	83	5
Arcoxia	86	91	-5				86	91	- 5
Follistim AQ	70	66	6	33	19	72	37	47	-20
Dulera	65	77	-16	57	70	-18	8	7	5
Fosamax	50	62	-18	1	(1)	*	49	62	-21
Other Pharmaceutical (4)	1,062	1,048	1	357	273	31	708	777	-9
ANIMAL HEALTH	1,036	981	6	314	248	26	722	733	-1
Livestock	684	668	2	144	112	29	540	556	-3
Companion Animals	352	313	12	170	136	24	183	177	3
Other Revenues (5)	132	162	-18	71	113	-37	62	49	26

* 200% or greater

(1) Only select products are shown.

(2) Total Vaccines sales were $2,008 million and $1,704 million on a global basis for fourth quarter 2018 and 2017, respectively.

(3) Total Diabetes sales were $1,485 million and $1,533 million on a global basis for fourth quarter 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2018

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year	Full Year		Full Year	Full Year		Full Year	Full Year
	2018	2017	% Change	2018	2017	% Change	2018	2017	% Change
TOTAL SALES (1)	$42,294	$40,122	5	$18,212	$17,424	5	$24,083	$22,698	6
PHARMACEUTICAL	37,689	35,390	6	16,608	15,854	5	21,081	19,536	8
Oncology
Keytruda	7,171	3,809	88	4,150	2,309	80	3,021	1,500	101
Emend	522	556	-6	312	342	-9	210	213	-2
Temodar	214	271	-21	6	16	-64	209	256	-18
Alliance Revenue - Lynparza	187	20	*	127			61	20	196
Alliance Revenue - Lenvima	149			95			54
Vaccines (2)
Gardasil / Gardasil 9	3,151	2,308	37	1,873	1,565	20	1,279	743	72
ProQuad / M-M-R II / Varivax	1,798	1,676	7	1,430	1,374	4	368	303	21
Pneumovax 23	907	821	10	627	581	8	281	240	17
RotaTeq	728	686	6	496	481	3	232	204	14
Zostavax	217	668	-68	22	422	-95	195	246	-21
Hospital Acute Care
Bridion	917	704	30	386	239	61	531	465	14
Noxafil	742	636	17	353	309	14	389	327	19
Invanz	496	602	-18	253	361	-30	243	241	1
Cubicin	367	382	-4	191	189	1	176	193	-9
Cancidas	326	422	-23	12	20	-43	314	402	-22
Primaxin	265	280	-5	7	10	-30	258	270	-4
Immunology
Simponi	893	819	9				893	819	9
Remicade	582	837	-31				582	837	-31
Neuroscience
Belsomra	260	210	24	96	98	-2	164	112	47
Virology
Isentress / Isentress HD	1,140	1,204	-5	513	565	-9	627	639	-2
Zepatier	455	1,660	-73	8	771	-99	447	888	-50
Cardiovascular
Zetia	857	1,344	-36	45	352	-87	813	992	-18
Vytorin	497	751	-34	10	124	-92	487	627	-22
Atozet	347	225	54				347	225	54
Adempas	329	300	10				329	300	10
Diabetes (3)
Januvia	3,686	3,737	-1	1,969	2,153	-9	1,718	1,584	8
Janumet	2,228	2,158	3	811	863	-6	1,417	1,296	9
Women’s Health
NuvaRing	902	761	19	722	564	28	180	197	-8
Implanon / Nexplanon	703	686	2	495	496		208	191	9
Diversified Brands
Singulair	708	732	-3	20	40	-50	688	692	-1
Cozaar / Hyzaar	453	484	-6	23	18	26	431	466	-8
Nasonex	376	387	-3	23	54	-57	353	333	6
Arcoxia	335	363	-8				335	363	-8
Follistim AQ	268	298	-10	115	123	-7	153	174	-12
Dulera	214	287	-25	186	261	-29	28	26	8
Fosamax	209	241	-13	4	6	-33	205	235	-13
Other Pharmaceutical (4)	4,090	4,065	1	1,228	1,148	7	2,855	2,917	-2
ANIMAL HEALTH	4,212	3,875	9	1,238	1,090	14	2,974	2,785	7
Livestock	2,630	2,484	6	528	471	12	2,102	2,013	4
Companion Animals	1,582	1,391	14	710	619	15	872	772	13
Other Revenues (5)	393	857	-54	366	480	-24	28	377	-93

* 200% or greater

(1) Only select products are shown.

(2) Total Vaccines sales were $7,262 million and $6,547 million on a global basis for December YTD 2018 and 2017, respectively.

(3) Total Diabetes sales were $5,994 million and $5,922 million on a global basis for December YTD 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2018					2017					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$8,919	$9,282	$9,658	$9,830	$37,689	$8,185	$8,759	$9,156	$9,290	$35,390	6	6

United States	3,716	3,841	4,649	4,402	16,608	3,761	3,929	4,197	3,967	15,854	11	5
% Pharmaceutical Sales	41.7%	41.4%	48.1%	44.8%	44.1%	45.9%	44.9%	45.8%	42.7%	44.8%

Europe (1)	2,402	2,322	2,114	2,237	9,076	1,977	2,082	2,174	2,290	8,522	-2	7
% Pharmaceutical Sales	26.9%	25.0%	21.9%	22.8%	24.1%	24.2%	23.8%	23.7%	24.7%	24.1%

Japan	718	834	740	835	3,127	688	818	756	780	3,043	7	3
% Pharmaceutical Sales	8.1%	9.0%	7.7%	8.5%	8.3%	8.4%	9.3%	8.3%	8.4%	8.6%

Asia Pacific	1,112	1,224	1,054	1,199	4,589	889	946	994	1,054	3,883	14	18
% Pharmaceutical Sales	12.5%	13.2%	10.9%	12.2%	12.2%	10.9%	10.8%	10.9%	11.3%	11.0%

China	459	530	488	601	2,077	328	353	377	439	1,497	37	39

Latin America	398	459	493	530	1,880	375	462	451	547	1,836	-3	2
% Pharmaceutical Sales	4.5%	4.9%	5.1%	5.4%	5.0%	4.6%	5.3%	4.9%	5.9%	5.2%

Eastern Europe/Middle East Africa	335	356	347	349	1,388	255	314	349	397	1,314	-12	6
% Pharmaceutical Sales	3.8%	3.8%	3.6%	3.6%	3.7%	3.1%	3.6%	3.8%	4.3%	3.7%

Canada	196	192	177	211	776	182	171	193	193	739	9	5
% Pharmaceutical Sales	2.2%	2.1%	1.8%	2.1%	2.1%	2.2%	2.0%	2.1%	2.1%	2.1%

Other	42	54	84	67	245	58	37	42	62	199	8	23
% Pharmaceutical Sales	0.5%	0.6%	0.9%	0.7%	0.7%	0.7%	0.4%	0.5%	0.7%	0.6%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	4Q18	4Q17	FULL YEAR 2018	FULL YEAR 2017
Interest income	$(86)	$(101)	$(343)	$(385)
Interest expense	203	191	772	754
Exchange losses (gains)	25	(17)	145	(11)
Equity income from affiliates	(34)	(32)	(127)	(42)
Net periodic defined benefit plan (credit) cost other than service cost	(128)	(130)	(512)	(512)
Other, net	130	(60)	(337)	(304)
Total	$110	$(149)	$(402)	$(500)

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Cost of sales, Selling, general and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.